[HOPPING PHOTO]
Dear Investors:

We are pleased to provide you with this report on the operations of the JNL Series Trust and the JNL Variable Funds LLC for the six-month period ending June 30, 2002.

Equity markets were highly volatile throughout this period as mixed economic data kept investors guessing about when a recovery in corporate earnings would finally materialize. The first two months of the period saw the return of at least some measure of optimism, but it proved to be premature as the broad market retraced much of its gain and investors returned to the sidelines.

Market indicators for the six-month period ending June 30, 2002, show the Dow Jones was down almost 8%; the S&P 500 was down almost 14%; and the Nasdaq was down 25%. To highlight the various subsets of the U.S. equity market, small cap stocks continue to outpace the large caps and value stocks generally fared a bit better than growth stocks.

The Federal Reserve Board is expected to keep interest rates where they are through the end of the year. Low inflation, moderate economic growth and a mixed labor market have allowed the Fed to keep its foot off the brake. However, the stock market remains concerned about corporate accounting, terrorism, and the overall economy.

Recent developments regarding improper corporate financial reporting and inappropriate or illegal behavior by corporate executives have continued to take their toll on investor confidence. Investors are understandably nervous about the long and steep decline in stock prices.

Despite all the gloom, leading market analysts continue to view the U.S. economy as most likely to enjoy a moderate recovery. We believe that corporate earnings are recovering and that most corporations have and continue to act responsibly. This market environment may not necessarily be a prudent time to rush out of an appropriate long-term investment plan.

The JNL Series Trust and JNL Variable Funds LLC offer a wide variety of Funds, each with its own investment objective and strategies. The performance of each Fund is influenced by its investment objective and the investment style of its money managers, as well as the market environment. We hope that the selection of Funds allows you the opportunity to create a portfolio that meets your investment objectives and needs.

Thank you for your continued confidence in our products and services. We strive to provide successful investment vehicles that will help you meet your financial goals.

Respectfully,

/s/ ANDREW B. HOPPING

Andrew B. Hopping
President
JNL Series Trust
JNL Variable Funds LLC

JNL VARIABLE FUND V LLC (unaudited)
SCHEDULE OF INVESTMENTS (in thousands)
June 30, 2002

                                                Shares             Value
--------------------------------------------------------------------------------

First Trust/JNL The Dow Target 10 Fund
Common Stocks - 100.0%
----------------------
Auto Manufacturers - 11.3%
   General Motors Corp.                            11             $ 586

Chemicals - 10.8%
   Du Pont (E.I.) de Nemours & Co.                 13               558

Diversified Financial Services - 9.7%
   JP Morgan Chase & Co.                           15               498

Forest Products & Paper - 11.1%
   International Paper Co.                         13               573

Machinery - 9.6%
   Caterpillar Inc.                                10               494

Manufacturing - 10.0%
   Eastman Kodak Co.                               18               513

Oil & Gas Producers - 10.7%
   Exxon Mobil Corp.                               13               552

Pharmaceuticals - 8.9%
   Merck & Co. Inc.                                9                456

Telecommunications - 8.0%
   SBC Communications Inc.                         14               415

Tobacco - 9.9%
   Philip Morris Cos. Inc.                         12               509
                                                                   ----

Total Common Stocks (cost $5,578)                                 5,154
                                                                  -----

Total Investments - 100% (cost $5,578)                          $ 5,154
--------------------------------------                          =======

JNL VARIABLE FUND V LLC (Unaudited)
First Trust/JNL The Dow Target 10 Fund
Financial Statements (in thousands, except net asset value per share)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS

Investments (cost $5,578)                    $        5,154
Receivables:
  Dividends and interest                                 26
  Investment securities sold                             65
                                             ---------------
TOTAL ASSETS                                          5,245
                                             ---------------

LIABILITIES
Cash overdraft                                           63
Payables:
  Administrative fees                                     1
  Advisory fees                                           3
  Fund shares redeemed                                    3
                                            ----------------
TOTAL LIABILITIES                                        70
                                            ----------------

NET ASSETS                                   $        5,175
                                            ================

NET ASSETS CONSIST OF:
Paid-in capital                              $        5,113
Undistributed net investment income                     236
Accumulated net realized gain                           250

Net unrealized depreciation                            (424)
                                            ----------------
                                             $        5,175
                                            ================

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                           510
                                            ================

NET ASSET VALUE PER SHARE                    $        10.15
                                            ================



STATEMENT OF OPERATIONS
For the Period Ended June 30, 2002

INVESTMENT INCOME
  Dividends                                  $           84
                                            ----------------
TOTAL INVESTMENT INCOME                                  84
                                            ----------------

EXPENSES
  Administrative fees                                     3
  Advisory fees                                          19
                                            ----------------
TOTAL EXPENSES                                           22
                                            ----------------
NET INVESTMENT INCOME                                    62
                                            ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain on investments                      122
  Net change in unrealized depreciation on
    investments                                        (325)
                                            ----------------
NET REALIZED AND UNREALIZED LOSS                       (203)
                                            ----------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $         (141)
                                            ================


                     See notes to the financial statements.

JNL VARIABLE FUND V LLC (Unaudited)
First Trust/JNL The Dow Target 10 Fund
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)


                                                                                                  Period ended      Year ended
                                                                                                    June 30,       December 31,
                                                                                                      2002             2001
                                                                                                 ---------------- ----------------
OPERATIONS
   Net investment income                                                                          $           62   $           98
   Net realized gain on investments                                                                          122              189
   Net change in unrealized depreciation on investments                                                     (325)            (481)
                                                                                                  ---------------  ---------------
 NET DECREASE IN NET ASSETS FROM OPERATIONS                                                                 (141)            (194)
                                                                                                  ---------------  ---------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares                                                                          1,542            3,657
  Cost of shares redeemed                                                                                   (860)          (2,900)
                                                                                                  ---------------  ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                                            682              757
                                                                                                  ---------------  ---------------

NET INCREASE IN NET ASSETS                                                                                    541              563

NET ASSETS BEGINNING OF PERIOD                                                                              4,634            4,071
                                                                                                  ---------------  ---------------

NET ASSETS END OF PERIOD                                                                           $        5,175   $        4,634
                                                                                                  ===============  ===============

UNDISTRIBUTED NET INVESTMENT INCOME                                                                $          236   $          174
                                                                                                  ===============    =============


(1)SHARE TRANSACTIONS:

  Shares sold                                                                                                 143              343
  Shares redeemed                                                                                            (82)            (276)
                                                                                                  ---------------    -------------
  Net increase                                                                                                 61               67
                                                                                                  ===============    =============


PURCHASES AND SALES OF INVESTMENT SECURITIES
  (EXCLUDING SHORT-TERM SECURITIES):

  Purchases of securities                                                                          $        2,217   $        3,945
  Proceeds from sales of securities                                                                         1,495            3,073

                     See notes to the financial statements.


JNL VARIABLE FUND V LLC (Unaudited for the Period Ended June 30, 2002)
First Trust/JNL The Dow Target 10 Fund
FINANCIAL HIGHLIGHTS

                                                                                                                    Period from
                                                                                                                     January 3,
                                                                                      Period ended    Year ended      2000* to
                                                                                        June 30,      December 31,   December 31,
                                                                                          2002           2001           2000
                                                                                      -------------- -------------- --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                                  $    10.32     $    10.66      $   10.00
                                                                                      -------------- --------------  -------------

INCOME FROM OPERATIONS:
  Net investment income                                                                     0.08           0.19           0.20
  Net realized and unrealized gain
    (loss) on investments                                                                  (0.25)         (0.53)          0.46
                                                                                      -------------- -------------- --------------
  Total income (loss) from operations                                                      (0.17)         (0.34)          0.66
                                                                                      -------------- -------------- --------------

NET ASSET VALUE, END OF PERIOD                                                        $    10.15     $    10.32      $   10.66
                                                                                      ============== ==============  =============

TOTAL RETURN (a)                                                                           (1.65)%        (3.19)%         6.60%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                            $    5,175     $    4,634      $   4,071
  Ratio of expenses to average net assets (b)                                               0.84%          0.85%          0.85%
  Ratio of net investment income to average net assets (b)                                  2.39%          2.36%          2.72%
  Portfolio turnover                                                                       29.06%         75.48%         94.30%


----------------------------------------------------------------------------------------------------------------------------------
*    Commencement of operations.
(a)  Total Return is not  annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

--------------------------------------------------------------------------------
                       JNL Variable Fund V LLC (Unaudited)
                        Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

JNL Variable Fund V LLC (the "JNL Variable Fund") is a limited liability company organized under the laws of Delaware, by a Formation and Operating Agreement dated February 11, 1999. The JNL Variable Fund is registered with the Securities and Exchange Commission as a non-diversified fund under the Investment Company Act of 1940. The JNL Variable Fund consists of the First Trust/JNL The Dow Target 10 Fund (the "Fund"), which is subadvised by First Trust Advisors L.P. ("First Trust"). The shares of the JNL Variable Fund are sold to a life insurance company separate account to fund the benefits of variable annuity policies.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as the investment adviser ("Adviser") for this Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Stocks are valued at the last quoted sale price on the New York Stock Exchange or final bid price in absence of a sale.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

SECURITIES LOANED -- The JNL Variable Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund and is requested to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Adviser. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

DISTRIBUTIONS TO SHAREHOLDERS -- No distributions of net investment income or realized capital gains are required.

FEDERAL INCOME TAXES -- The JNL Variable Fund is a limited liability company with all of its interests owned by a single interest, Jackson National Separate Account-V. Accordingly, the JNL Variable Fund is not considered a separate entity for income tax purposes, and therefore is taxed as part of the operations of Jackson National and is not taxed separately. Under current tax law, interest and dividend income and capital gains of the JNL Variable Fund are not currently taxable when left to accumulate within a variable annuity contract.


NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with JNAM whereby JNAM provides investment management and transfer agency services. The Fund pays JNAM an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of the Fund as follows:

Assets                     Fees
------                     ----
$0 to $500 million         .75%
$500 million to $1 billion .70%
Over $1 billion            .65%

Effective May 17, 2002, the investment advisory fees paid by the Fund is 0.65% of the average daily net assets.

A portion of this fee is paid to First Trust as compensation for their services.

ADMINISTRATIVE FEE -- In addition to the investment advisory fee, the Fund pays to JNAM an annual Administrative Fee of .10% of the average daily net assets. Effective May 17, 2002, the Administrative Fee for the Fund is 0.15% of the average daily net assets of the Fund. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operations of the Fund. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the JNL Variable Fund and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

        MANAGERS OF THE JNL VARIABLE FUND LLC, JNL VARIABLE FUND III LLC
                           AND JNL VARIABLE FUND V LLC

Managers and officers that are interested persons of the Funds or the Adviser do not receive any compensation from the Funds for their services as Managers or officers. The following persons, who are disinterested Managers of the Fund, received from the Fund the compensation amounts indicated for the services as such.


                                                       Pension or
                                        Aggregate      Retirement           Estimated     Total Compensation
                                       Compensation    Benefits Accrued       Annual      from JNL Variable
                                       from the JNL    As Part of Fund    Benefits Upon   Funds Managers
              Manager                 Variable Fund    Expenses             Retirement


Michael Bouchard                         $10,000            0           0       0               $10,000
Dominic D'Annunzio**                       $5,000           0           0       0               $10,000
Michelle Engler                          $10,000            0           0       0               $10,000
Peter McPherson***                        $5,000            0           0       0               $10,000

**Mr. D'Annunzio was a Manager of the JNL Variable Funds until 2/2002. ***Mr. McPherson became a Manager of the JNL Variable Funds 2/2002.